UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) March 10, 2005


                         Premier Financial Bancorp, Inc.
            --------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Kentucky
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                 (State or Other Jurisdiction of Incorporation)

                  0-20908                     61-1206757
            --------------------------------------------------------
            (Commission File No.)   (IRS Employer Identification No.)


                2883 Fifth Avenue Huntington, West Virginia 25702
            --------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

                                 (304) 525-1600
            --------------------------------------------------------
               Registrant's telephone number, including area code

                                 Not Applicable
  ----------------------------------------------------------------------------
          (Former name or former address, if changes since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

  |_| Written communication pursant to Rule 425 under the Securities Act (17 CFR 230.425)

  |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  |_| Pre-commencement communications pursant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 7.01.  Regulation FD Disclosure

     On March 10, 2005, Premier issued a press release announcing the Federal Federal Reserve Bank of Cleveland's (FRB) approval of Premier's request to pay all deferred distributions and the current quarterly distribution of the Company's 9.75% Trust Preferred Securities on March 31, 2005 payable to shareholders of record on March 15, 2005.

     Beginning with the December 31, 2002 distribution, Premier exercised its right to defer the payment of interest on its 9.75% Junior Subordinated Deferrable Interest Debentures ("Subordinated Debentures") related to the Trust Preferred Securities pending approval by the FRB to pay the quarterly distributions. Any deferred distributions began to accrue interest at an annual rate of 9.75% from their regularly scheduled payment date which will also be remitted when the deferred distributions are paid on March 31, 2005. Under a previously disclosed Written Agreement entered into with the FRB on January 29, 2003, Premier is required to request approval for the payment of quarterly distributions and any accumulated deferrals due on the Trust Preferred Securities.


Item 9.01.  Financial Statements and Exhibits

    (c) Exhibit 99.1 - Press Release dated March 10, 2005.



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PREMIER FINANCIAL BANCORP, INC.
                                  -------------------------------
                                           (Registrant)


                                   /s/ Brien M. Chase
                                  -----------------------------------
Date: March 10, 2005               Brien M. Chase, Vice President
                                     and Chief Financial Officer

                                  EXHIBIT INDEX


    Exhibit Number                     Description
    --------------                     -------------------------------------
        99.1                           Press Release dated March 10, 2005,
                                        captioned "Premier Financial Bancorp,
                                        Inc. Announces Approval of Payment of
                                        Deferred Distributions of Trust
                                        Preferred Securities".